EXHIBIT 99

SUBJECT TO REVISION
TERM SHEET DATED JUNE 15, 2000

       $1,000,000,000 FLOATING RATE ASSET BACKED TERM NOTES, SERIES 2000-A
                 SUPERIOR WHOLESALE INVENTORY FINANCING TRUST VI
                                     Issuer
                     WHOLESALE AUTO RECEIVABLES CORPORATION
                                     Seller
                      GENERAL MOTORS ACCEPTANCE CORPORATION
                                    Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of Superior Wholesale Inventory Financing Trust VI. The information and assumptions contained in the term sheet are preliminary and will be superseded by a prospectus supplement and prospectus and by any other information subsequently filed by the Seller with the Securities and Exchange Commission or incorporated by reference in the relevant registration statement. In addition, this term sheet supersedes any prior or similar term sheet.

None of the underwriters, General Motors Acceptance Corporation, the Issuer or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in the attached term sheet. The information contained in the term sheet only addresses certain aspects of the applicable security's characteristics and does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE TRUST HAS BEEN FILED WITH THE SEC AND HAS BEEN DECLARED EFFECTIVE. IN CONNECTION WITH THIS OFFERING, A PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR WILL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SECURITIES OF THE TRUST MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE FINAL PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE FINAL PROSPECTUS AND THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY INVESTMENT DECISION SHOULD BE BASED ON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT, WHICH WILL BE CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT. A PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED BY CONTACTING BANC OF AMERICA SECURITIES LLC AT (704) 386-9690 OR SALOMON SMITH BARNEY AT
(212) 723-6171.

                                JOINT BOOKRUNNERS

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

                                   CO-MANAGERS

 BANC ONE CAPITAL MARKETS, INC.
              BEAR, STEARNS & CO. INC.
                         CHASE SECURITIES INC.
                                  CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANC ALEX. BROWN
                                                           MERRILL LYNCH & CO.

       $1,000,000,000 FLOATING RATE ASSET BACKED TERM NOTES, SERIES 2000-A

                 SUPERIOR WHOLESALE INVENTORY FINANCING TRUST VI

                               SUBJECT TO REVISION

                                   TERM SHEET

                               DATED JUNE 15, 2000

Capitalized terms used below that are not defined have the meanings specified in the prospectus and form of prospectus supplement of Wholesale Auto Receivables Corporation, as filed with the SEC on April 5, 2000. A copy of the prospectus and form of prospectus supplement is available from the SEC. The prospectus will be supplemented by a prospectus supplement to be dated June ___, 2000. Any investment decision should be based solely on the information in the final prospectus and prospectus supplement.

Issuer/Trust....................   Superior  Wholesale   Inventory  Financing
                                   Trust VI, a Delaware business trust formed by the Seller.

Seller..........................   Wholesale Auto Receivables  Corporation,  a
                                   wholly-owned subsidiary of GMAC.

Servicer........................   GMAC, a wholly-owned subsidiary of General
                                   Motors Corporation.

Indenture Trustee...............   The Bank of New York.

Owner Trustee...................   Chase Manhattan Bank Delaware.

Initial Closing Date............   June 29, 2000 (expected).

Capitalization of the Trust.....   On the initial  closing  date, the Trust will
                                   issue the  following securities:


                                   O    $1,000,000,000  Floating  Rate Asset Backed Term Notes,
                                        Series  2000-A,  which we refer to as the "2000-A  Term
                                        Notes."  The  2000-A  Term  Notes  will bear  interest,
                                        payable quarterly, at a rate equal to three-month LIBOR
                                        plus ____ basis points annually.

                                   O    $125,000,000  Floating Rate Asset Backed  Certificates,
                                        Class  2000-A,   which  we  refer  to  as  the  "2000-A
                                        Certificates."

                                   Only the 2000-A Term Notes are offered
                                   hereby.

                                   The   2000-A   Term  Notes  will  be
                                   registered   in  the   name  of  the
                                   nominee  for  The  Depository  Trust
                                   Company.  You may hold  your  2000-A
                                   Term Notes  through  the  book-entry
                                   systems of DTC in the United  States
                                   or   Clearstream   or  Euroclear  in
                                   Europe.

                                   After the initial  closing date, the
                                   Trust  expects to issue a  Revolving
                                   Note or Notes with maximum  revolver
                                   balances  of up  to  $3,000,000,000.
                                   The  Trust  may  issue  from time to
                                   time additional series of Term Notes
                                   and Revolving  Notes and  additional
                                   Certificates.

                                   We use the term  "Notes" to mean the
                                   2000-A Term Notes and any additional
                                   series  of Term  Notes or  Revolving
                                   Notes. We use the term  "Securities"
                                   to  mean  the   Notes,   the  2000-A
                                   Certificates   and  any   additional
                                   Certificates.

Subordination.........             The  2000-A  Certificates  will be  subordinated  to all  series of
                                   Notes.  The 2000-A  Certificates  will receive no  principal  until the Notes are fully paid or an allocation  of principal  sufficient to fully pay the  Notes has been  made.  All  Series of Notes  will generally have equal  priority in payments,  although the timing of payments may vary.

Basis Swaps...........             On the  initial  closing  date,  the Trust  will enter into a basis
                                   swap  with   respect   to  the   2000-A   Term   Notes.   The  swap
                                   counterparty,   GMAC,  will  pay  to  the  Trust  on  each  monthly
                                   distribution  date,  interest  at a per annum  rate of  three-month
                                   LIBOR  plus  ____%.  The  Trust  will  pay  the  swap  counterparty interest  at a per annum  rate  equal to the Prime  Rate.  Only the net  amount  due by the Trust or by the swap  counterparty,  as the case  may  be,  will be  remitted.  The  Trust  will  enter  into a
                                   similar   basis   swap  with  GMAC  with   respect  to  the  2000-A
                                   Certificates.

Payments on the 2000-A Term Notes

    A.  Interest.........          O  The  Trust  will  pay  interest  on the  2000-A  Term  Notes quarterly  on the  15th  day of each  January,  April,  July and
                                      October  (or on the  next  business  day),  which we refer to as
                                      the   "quarterly   distribution   date."  The  first   quarterly
                                      distribution date is October 16, 2000.

                                   O  The   prospectus  and  prospectus
                                      supplement  will describe how the
                                      available  funds are allocated to
                                      interest  payments  on the 2000-A
                                      Term    Notes   and   the   other
                                      Securities.    Available    funds
                                      include    available     interest
                                      payments   on  the   receivables,
                                      receipts  from  the  basis  swaps
                                      and, to the extent  necessary and
                                      available,    advances   by   the
                                      Servicer,       reserve      fund
                                      withdrawals  and, if  applicable,
                                      cash  accumulation  reserve  fund
                                      withdrawals.

                                   O  The Trust  will pay  interest  on
                                      the 2000-A  Term  Notes  based on
                                      the actual number of days elapsed
                                      and a 360-day year. Interest will
                                      accrue  from  and  including  the
                                      initial closing date, or from and
                                      including    the   most    recent
                                      quarterly  distribution  date  on
                                      which  interest has been paid, to
                                      but    excluding    the   current
                                      quarterly distribution date.

                                   0  The Trust  will pay  interest  on
                                      the  2000-A  Term  Notes  on each
                                      monthly  distribution  date  if a
                                      rapid   amortization   event   as
                                      described  below occurs or if the
                                      2000-A Term Notes are not paid by
                                      their   targeted   final  payment
                                      date.  If the Term Notes are paid
                                      monthly,   the   index   will  be
                                      one-month LIBOR.

    B.  Principal Payments...... o   We expect  that that  Trust  will pay the  entire  principal balance  of the  2000-A  Term  Notes  on  their  targeted  final payment date, which is the distribution date in April 2005.

                                 O    Starting approximately five months before this targeted
                                      final  payment date,  the Servicer  will  calculate the
                                      number  of months  in which  the  Trust  will  allocate
                                      principal  collections  to the  repayment of the 2000-A
                                      Term Notes on the targeted final payment date. We refer
                                      to this period as the "payment  period." The Trust will
                                      set aside the allocated  principal  collections  during
                                      the  payment  period in an account  for the 2000-A Term
                                      Notes.

                                 0    During the  payment  period for the 2000-A  Notes,  the
                                      Trust  will  also  be  setting  aside  or  distributing
                                      principal   collections  for  the  repayment  of  other
                                      outstanding Securities (although no funds in respect of
                                      the Certificate balance will be paid or set aside until
                                      all outstanding Notes have been paid or provided for).

                                 0    The Trust could make  principal  payments on the 2000-A
                                      Term Notes sooner than the targeted  final payment date
                                      if a  "rapid  amortization  event"  occurs.  The  rapid
                                      amortization events for the 2000-A Term Notes are:

                                      O    General Motors, GMAC or the Seller becomes insolvent;

                                      O    the Trust or the Seller is required  to register  under
                                           the Investment Company Act; and

                                      O    the  balance  in the  cash  accumulation  reserve  fund
                                           declines below $291,667.

                                 On each monthly distribution date after the occurrence of a rapid amortization  event,  the Trust  will apply  allocated  principal collections  and other  available funds to repay principal on the
                                 2000-A Term Notes.

                                 O    It is also  possible  that the Trust will not repay the
                                      entire principal balance of the 2000-A Term Notes on or
                                      before the targeted  final  payment  date. If principal
                                      collections  are  slower  than  anticipated  during the
                                      payment  period,  then the payment of  principal on the
                                      targeted  final payment date could be  insufficient  to
                                      repay all of the 2000-A Term Notes' principal  balance.
                                      In that case,  allocable principal  collections will be
                                      applied to the  repayment  of  principal  on the 2000-A
                                      Term Notes on subsequent monthly distribution dates.

                                 O    All unpaid  principal  on the 2000-A Term Notes will be
                                      due on the  stated  final  payment  date,  which is the
                                      distribution  date in April  2007.  Failure  to pay the
                                      2000-A Term Notes in full on the stated  final  payment
                                      date will result in an event of default.

                                 O    The  Servicer  may  repurchase  all  of  the  remaining
                                      receivables when:

                                      O    the daily Trust balance is equal to or less than 10% of
                                           the highest sum, at any time since the initial  closing
                                           date,  of the daily Trust balance PLUS cash held by the
                                           Trust PLUS deposits in the cash  accumulation  accounts
                                           and the note distribution accounts; and


                                      O    either no Term Notes are outstanding or the wind down period is in effect.

Credit Enhancement and Liquidity..... The 2000-A  Term Notes and the other  Securities  will be repaid
                                      primarily  from  principal  and  interest   collections  on  the
                                      receivables.   In   addition,   there  are  several   additional
                                      sources  from which  funds will be  available  to pay  principal and  interest on the 2000-A Term Notes and the other  Securities as well as other payments which the Trust must make, including:

                                      O    The basis swaps;

                                      O    Any excess of the interest collected on the receivables
                                           over the  servicing  fee,  the  interest and basis swap
                                           expense of the Trust;

                                      O    Advances   by  the   Servicer  to  the  Trust  in  some
                                           circumstances;

                                      O    Subordination   of  payments  on  the  Certificates  to
                                           payments on the Notes;

                                      O    Monies in the reserve fund; and

                                      O    In some circumstances,  monies in the cash accumulation
                                           reserve fund.

    Assets of the Trust.............. The  primary  assets of the Trust  will be a  revolving  pool of
                                      receivables  arising  under  floor  plan  financing   agreements
                                      between   GMAC  and  a  group  of  retail   automotive   dealers
                                      franchised  by General  Motors.  These  agreements  are lines of credit  which  dealers  use  to  purchase  new  and  used  motor vehicles  manufactured  or  distributed  by  General  Motors and other motor vehicle  manufacturers  and  distributors.  We refer
                                      to  the  dealers'   obligations   under  these   agreements   as
                                      "receivables."

                                      The  receivables  will be sold by
                                      GMAC to the  Seller,  and then by
                                      the  Seller  to  the  Trust.  The
                                      Trust   will   grant  a  security
                                      interest in the  receivables  and
                                      other   Trust   property  to  the
                                      Indenture  Trustee  on  behalf of
                                      the  Noteholders.  On the initial
                                      closing date,  the Trust property
                                      will also include:

                                      O    Basis swaps with respect to all Securities;

                                      O    Security  interests  in  the  collateral  securing  the
                                           dealers' obligation to pay the receivables,  which will
                                           include  vehicles  and  may  include  parts  inventory,
                                           equipment,  fixtures, service accounts, real estate and
                                           guarantees;

                                      O    Amounts  held on deposit in trust  accounts  maintained
                                           for the Trust;

                                      O    Any  recourse  GMAC has against  the dealers  under the
                                           floor plan financing agreements;

                                      O    Certain   rights  of  the  Seller  under  its  purchase
                                           agreement with GMAC; and

                                      O    All  rights of the Trust  under its sale and  servicing
                                           agreement with the Seller.

    Revolving Pool..................  As new  receivables  arise,  they will ordinarily be transferred to the Trust on a daily  basis.  At the same time,  prior to the date on which  funds  will  first be set aside for  payments  on the 2000-A Term Notes,  the Trust will  ordinarily use principal collections  on the  receivables  to  purchase  new  receivables from the  Seller  or to pay down the  principal  balance  on any
                                      Revolving  Note or other  series  of Term  Notes  issued  by the
                                      Trust.  The Trust could also retain  principal  collections  and
                                      invest  them  in  eligible   investments,   if  sufficient   new
                                      receivables were not available.

    Revolving Period................  The  revolving  period for the Trust  will begin on the  initial
                                      cut-off   date  and  will  end  on  the   earlier   of  (a)  the
                                      commencement  of  an  early  amortization  period  and  (b)  the scheduled  revolving  period  termination  date.  The  scheduled revolving  period  termination  date will  initially be June 30,
                                      2001  and  will be  automatically  extended  to the  last day of each succeeding  month unless the Seller elects,  at its option, to terminate the automatic  extension.  The scheduled  revolving period  termination  date may not be  extended  beyond  February
                                      28,  2005.  If  terminated  upon  the  commencement  of  a  cash accumulation  period,  the  revolving  period may  recommence in certain limited circumstances.

    Cash Accumulation...............  If a "cash  accumulation  event"  occurs,  the Trust will retain all of the  principal  collections  allocable to the 2000-A Term
                                      Notes and will  invest them in  eligible  investments  in a cash accumulation  account  dedicated  to the 2000-A Term Notes.  The
                                      Trust  will   continue   to  invest   these  funds  in  eligible
                                      investments  until  the  targeted  final  payment  date  for the
                                      2000-A Term  Notes,  or sooner  following  the  occurrence  of a rapid  amortization  event. Cash  accumulation  events generally
                                      occur   upon   defaults   under   the   underlying   transaction
                                      agreements  and upon  failure  to  satisfy  various  performance tests or  measurements  on the pool of  receivables  (E.G.,  the
                                      payment  rate  on  the  receivables,   the  composition  of  the
                                      receivables  pool, the  characteristics  of the  receivables and the amount on deposit in the reserve fund).

                                      If the Seller elects to terminate the automatic  extension of the
                                      Revolving  Period as  described  above,  a Wind Down  Period will commence  which  constitutes  a cash  accumulation  event for the
                                      2000-A Term Notes.

                                      Each of the early amortization  events identified below is a cash  accumulation  event,  other than those which are rapid amortization events.

    Early Amortization Events.......  An  "early   amortization  event"  with  respect  to  the  Trust
                                      generally refers to any of the following events:

                                      (a) failure on the part of the Seller,  GMAC or the Servicer to perform in any material  respect any of its covenants set forth  in  the  transfer  and  servicing  agreements,  which failure continues for 60 days after written notice;

                                      (b) any  representation  made by GMAC or the  Seller  in the transfer  and  servicing  agreements  proves  to  have  been incorrect in any material respect when made and continues to be  incorrect  in any  material  respect  for 60 days  after written  notice  and,  as a  result,  the  interests  of the securityholders are materially and adversely affected;

                                      (c)  failure  to pay or set aside for  payment  all  amounts required to be paid as principal on the Notes or distributed with respect to the  Certificate  balance on the  applicable stated final payment date;

                                      (d) on any  monthly  distribution  date,  the average of the monthly payment rates for the three preceding months is less than 25%;

                                      (e) the amount on deposit in the  reserve  fund is less than
                                      the   amount   required   on   three   consecutive   monthly
                                      distribution dates;

                                      (f) a notice  of an event of  default  under  the  indenture
                                      declaring   the  unpaid   principal   amount  of  any  Notes
                                      immediately  due and payable has been given,  except that if no  other  early  amortization  event  has  occurred  and is continuing  and so long as the  scheduled  revolving  period termination date has not occurred,  if the Seller so elects, the early amortization period resulting from such occurrence will terminate and the revolving period will recommence if a
                                      notice   rescinding  the  declaration  is  given  under  the
                                      indenture;

                                      (g)  the   occurrence  of  certain   events  of  bankruptcy,
                                      insolvency or receivership  relating to General Motors,  the
                                      Servicer (or GMAC, if it is not the Servicer) or the Seller;

                                      (h) on any monthly  distribution date, as of the last day of the  previous  month,  the  aggregate  principal  balance of receivables  owned by the Trust which were advanced  against used  vehicles  exceeds 20% of the daily trust  balance (for purposes of this clause (h),  General Motors  vehicles which
                                      are  sold  to  daily  rental  car  operations,   repurchased
                                      pursuant  to  General  Motors   repurchase   agreements  and
                                      subsequently sold at auction to a General  Motors-franchised dealer will not be considered used vehicles);

                                      (i) on any monthly  distribution  date, the reserve fund required amount for that  distribution  date exceeds the amount on deposit in the related reserve fund by more than $20,000,000;

                                      (j) on any monthly  distribution  date,  the average  daily trust receivables  balance  is less than 75% of the sum of the  average outstanding  principal  balance of the Term Notes and the average certificate  balance (in each case, such average being determined over the six months  preceding  that  distribution  date (or,  if shorter,  the period from the initial  closing  date  through and including the last day of the preceding month));

                                      (k) on any monthly  distribution date, as of the last day of each of the two preceding months,  the aggregate  principal balance of all  related  available  receivables  is  less  than  70%  of the
                                      aggregate   principal  balance  of  all  receivables   (including
                                      receivables  owned  by  GMAC)  in the  accounts  in the  pool  of accounts; and

                                      (l) the  termination  of a basis  swap  relating  to any  Note or
                                      Certificate.

Reserve Funds.......................  O   On  the  initial   closing  date,   the  Seller  will
                                          deposit  $247,500,000 in cash or eligible  investments  into the reserve  fund.  If  available,  amounts will be added or released on each monthly  distribution  date to maintain the balance at a specified reserve amount.

                                      O    To the extent that funds from  principal  and  interest
                                           collections on the  receivables and net receipts on the
                                           basis  swaps  are not  sufficient  to pay  the  monthly
                                           servicing fee, net amounts under the basis swaps and to
                                           make  required  distributions  on the Notes,  the Trust
                                           will  withdraw  cash  from  the  reserve  fund for that
                                           purpose.

                                      O    On any monthly  distribution date, after the Trust pays
                                           the  monthly  servicing  fee and makes all  deposits or
                                           payments  due on the Notes,  the amount in the  reserve
                                           fund may exceed the specified  reserve  amount.  If so,
                                           the Trust will pay the excess to the Seller.

                                      O    On the initial  closing  date,  the Seller will deposit
                                           $13,715,000  in cash or eligible  investments  into the
                                           cash  accumulation  reserve  fund.  This  account  will
                                           supplement  the funds  available to pay interest on the
                                           2000-A Term Notes if a cash accumulation  event occurs.
                                           Amounts  will be  added  or  released  on each  monthly
                                           distribution   date  to  maintain   the  balance  at  a
                                           specified reserve amount.

Servicing Fee.......................  The  Trust  will  pay  the  Servicer  a  monthly  1%  per  annum servicing fee as compensation for servicing the receivables.

Tax Status..........................  In the opinion of Kirkland & Ellis, special tax counsel,

                                      O    the   2000-A   Term  Notes  will  be   characterized   as
                                           indebtedness for federal income tax purposes, and

                                      O    the Trust will not be taxable  as an  association  or a
                                           publicly traded partnership taxable as a corporation.

                                      Each Term  Noteholder,  by the  acceptance  of a 2000-A Term
                                      Note,   will  agree  to  treat  the  2000-A  Term  Notes  as
                                      indebtedness  for  federal,   state  and  local  income  and
                                      franchise tax purposes.

ERISA Considerations................  Subject   to   the   considerations   discussed   under   "ERISA
                                      CONSIDERATIONS"  in the prospectus  and  prospectus  supplement, an employee  benefit  plan  subject to the  Employee  Retirement
                                      Income  Security  Act of  1974  may  purchase  the  2000-A  Term
                                      Notes.  An  employee   benefit  plan  should  consult  with  its
                                      counsel before purchasing the 2000-A Term Notes.


Ratings ............................  O   We will not issue the 2000-A  Term Notes  unless they
                                          are  rated in the  highest  rating  category  for  long-term
                                          obligations  (I.E.,   "AAA")  by  at  least  one  nationally
                                          recognized rating agency.

                                      O    We cannot assure you that a rating agency will maintain
                                           its rating if circumstances  change. If a rating agency
                                           changes its rating, no one has an obligation to provide
                                           additional  credit  enhancement or restore the original
                                           rating.

                                      O    A rating is not a recommendation to buy the 2000-A Term
                                           Notes.  The rating  considers only the likelihood  that
                                           the Trust will pay interest on time and will ultimately
                                           pay principal.  The rating does not consider either the
                                           2000-A  Term  Notes'  price,  their  suitability  to  a
                                           particular   investor   or  the  timing  of   principal
                                           payments.


                               THE U.S. PORTFOLIO

GENERAL

        As of March 31, 2000, there were approximately 7,450 active credit lines with dealers in the U.S. Portfolio and the total U.S. Portfolio (which includes both owned receivables and serviced receivables) consisted of receivables with an aggregate principal balance of approximately $23.4 billion. GMAC is the primary source of floor plan financing for General Motors-franchised dealers in the United States. In the first quarter of 2000, GMAC provided financing for approximately 66.8% of new factory sales to General Motors dealers in the United States.

        As of March 31, 2000, receivables with respect to New Vehicles represented approximately 83% of the aggregate principal amount of all receivables in the U.S. Portfolio. Receivables with respect to Used Vehicles represented approximately 8% of the aggregate principal amount of all receivables in the U.S. Portfolio. Other receivables (generally receivables with respect to heavy-duty trucks, off-highway vehicles and marine units) represented approximately 9% of the aggregate principal amount of all receivables in the U.S. Portfolio. As of March 31, 2000, approximately 60% of the Used Vehicles in the U.S. Portfolio represented Auction Vehicles. As of March 31, 2000, the average Account in the U.S. Portfolio provided for credit lines for New Vehicles and Used Vehicles of approximately 243 units and 52 units, respectively, and the average principal balance of receivables thereunder was approximately $2.9 million and $0.3 million, respectively.

        In 1998, GMAC streamlined the billing process on its dealer incentive programs. Rather than charge a spread over the Prime Rate and separately distribute dealer incentives, dealers participating in the "Net Billing" program are charged a spread that is reduced by any dealer incentives. As more dealers participate in the Net Billing program, the spread over the Prime Rate on the receivables is lower versus prior years. For the three months ended March 31, 2000, the weighted average spread over the Prime Rate charged to dealers in the U.S. Portfolio was approximately 0.10%. Certain dealers continue to be offered rebates under incentive programs. For the three months ended March 31, 2000, the average annual rate of dealer credits on the U.S. Portfolio ranged between 22 and 30 basis points. The amount of any such credit is applied to a participating dealer's interest charges on floorplan and other loans (if any). There can be no assurance that the spread over the Prime Rate in the future will be similar to historical experience.

        As of March 31, 2000, the aggregate principal amount financed with respect to dealers assigned to "no credit" status was approximately $1.2 million or 0.005% of the aggregate principal amount financed in the U.S. Portfolio.

LOSS EXPERIENCE

        The following table sets forth GMAC's average principal balance of receivables and loss experience for the U.S. Portfolio as a whole in each of the periods shown. The U.S. Portfolio includes Fleet Accounts and certain other accounts that are not Eligible Accounts as well as Accounts that meet the eligibility criteria for inclusion in the Trust but were not selected. Thus, the Accounts related to the Trust represent only a portion of the entire U.S. Portfolio and, accordingly, actual loss experience with respect to such Accounts may be different than that of the U.S. Portfolio as a whole. There can be no assurance that the loss experience for Receivables in the future will be similar to the historical experience set forth below. The following historical experience reflects financial assistance and incentives provided, from time to time, by General Motors and GMAC to General Motors-franchised dealers. If General Motors or GMAC reduced or was unable or elected not to provide such assistance or incentives, the loss experience of the U.S. Portfolio, including the Accounts, may be adversely affected.




                     LOSS EXPERIENCE FOR THE U.S. PORTFOLIO




                                          THREE MONTHS                YEAR ENDED DECEMBER 31
                                             ENDED          1999        1998         1997         1996
                                          MARCH 31, 2000               (DOLLARS IN MILLIONS)
Average Principal Receivables Balance(1)  $23,524.1      $20,317.6   $16,859.6    $18,276.0    $16,991.5
Net Losses (Recoveries)(2)...             $   (1.4)          (5.8)   $    11.8    $   (10.5)   $    (8.1)
Net Losses (Recoveries) as a % of
   Liquidations(3)...........               (0.005)%      (0.006)%       0.014%      (0.012)%     (0.009)%
Net Losses (Recoveries) as a % of
   Average Principal Receivables
   Balance...................               (0.024)%(4)   (0.029)%       0.070%      (0.058)%     (0.048)%

(1) "Average Principal Receivables Balance" is the average of the month-end principal balances of receivables for each of the months during such period.

(2) "Net Losses" in any period are gross losses less recoveries for such period.
    Recoveries include recoveries from collateral security in addition to vehicles.

(3) Liquidations include all principal reductions.

(4) Annualized.

AGING EXPERIENCE

        The following table provides the age distribution of the receivables for all dealers in the U.S. Portfolio as a percentage of total principal balances of receivables outstanding at the date indicated. The aging is based on the receivable's interest commencement date. In addition, if a vehicle or the related receivable is reclassified for any reason (e.g., if the dealer decides to designate a new vehicle for use as a demonstration unit), the interest commencement date will generally be the date of such reclassification. The actual age distribution with respect to the Receivables related to any Trust may be different because such Receivables will arise in Accounts representing only a portion of the entire U.S. Portfolio. There can be no assurance that the aging experience for receivables in the future will be similar to the historical experience set forth below.

                     AGE DISTRIBUTION FOR THE U.S. PORTFOLIO

                          THREE MONTHS
                             ENDED
                         MARCH 31, 2000           YEAR ENDED DECEMBER 31
                                            1999      1998      1997      1996
1-120..................       75.8%         84.2%     90.2%     85.1%     82.2%
121-180................       13.9           9.0       4.9       8.0       9.0
181-270................        7.7           4.0       2.9       3.5       5.0
Over 270...............        2.6           2.8       2.0       3.4       3.8


MONTHLY PAYMENT RATES

        The following table sets forth the highest and lowest monthly payment rates for the U.S. Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown. The payment rates used are calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the aggregate ending principal balance of receivables for the period. There can be no assurance that the rate of principal collections for the Accounts in the Pool of Accounts in the future will be similar to the historical experience set forth below. The actual monthly payment rates with respect to such Accounts may be different because, among other reasons, such Accounts will represent only a portion of the entire U.S. Portfolio.


                  MONTHLY PAYMENT RATES FOR THE U.S. PORTFOLIO

                                   THREE MONTHS
                                      ENDED
                                  MARCH 31, 2000           YEAR ENDED DECEMBER 31
                                                     1999      1998      1997      1996
Highest Month................          48.1%         53.5%     62.9%     54.2%     56.1%
Lowest Month.................          39.7          34.2      33.5      33.3      35.0
Average for the Months in the          43.1          44.5      47.3      43.3      45.1
Period.......................

                              THE POOL OF ACCOUNTS

        As of the close of business on June 7, 2000, there were 1,592 Accounts in the Pool of Accounts. As of June 7, 2000 the average principal balance of Receivables in such Accounts was approximately $3.3 million (approximately 82% of which were Eligible Receivables) and the weighted average spread over the Prime Rate charged to Dealers was approximately 0.10% for the month of May 2000. This spread over Prime Rate does not include rebates earned by dealers under GMAC incentive programs that entitle them to a credit based on interest charges. These credits do not affect the spread over the Prime Rate earned by the Trust. As of June 7, 2000, the aggregate principal balance of Receivables under such Accounts was $5,213,886,953.20 and, of such amount, $4,274,470,613.38 would qualify as Eligible Receivables (except for the limit imposed by the Maximum Pool Balance).

GEOGRAPHIC DISTRIBUTION

        The following table provides, as of June 7, 2000, the geographic distribution of the Accounts in the Pool of Accounts (based on the address of the Dealer). As of June 7, 2000, no other state accounted for more than 5.0% of the principal amount of Receivables outstanding in such Accounts.

          GEOGRAPHIC DISTRIBUTION OF POOL ACCOUNTS RELATED TO THE TRUST

                                    PERCENTAGE OF                PERCENTAGE OF
                                        TOTAL       NUMBER OF    TOTAL NUMBER
                    RECEIVABLES      RECEIVABLES    DEALER         OF DEALER
STATE               OUTSTANDING      OUTSTANDING     ACCOUNTS      ACCOUNTS

                   (THOUSANDS OF
                      DOLLARS)

Texas               $422,483              8.1%         90             5.7%
Florida              410,699              7.9          94             5.9
California           366,886              7.0          95             6.0
Michigan             311,844              6.0          70             4.4
New York             285,715              5.5          93             5.8
Pennsylvania         271,664              5.2          89             5.6